UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 22, 2001
                                 Date of Report
                        (Date of earliest event reported)


                           Commission File No. 0-30786

                            LSI COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



                Nevada                                    87-0627349
    (State or other jurisdiction of                      (IRS Employer
     incorporation or organization)                    Identification No.)

                          112 West Business Park Drive
                               Draper, Utah 84020
                                 (801) 572-2555

       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On February 9, 2001 the privately held portion of our 85% owned subsidiary, Coaching Institute, Inc., ("Coaching") was purchased. Coaching is now our wholly owned subsidiary. We previously acquired 85% of Coaching on June 21, 1999 by issuing 2,500,000 shares of common stock for 85,000 shares, 85%, of the outstanding stock of Coaching. The acquisition agreement also caused us to receive options to acquire the remaining 15,000, 15%, of Coaching's outstanding common stock in exchange for 2,045,455 shares of LSI's common stock. Coaching's assets are primarily accounts receivable, and consist of minimal amounts of equipment.

         The consideration for purchasing the remaining 15% of Coaching Institute cost 2,045,455 shares, a disproportionately large number of shares taking into account that 85% of Coaching was purchased for 2,500,000 in June of 1999. This disproportion is due to the likely increase in Coaching Institute's value that was factored into the option to acquire the remaining 15%, in 2001. The option was designed to be exercised in the event Coaching Institute's revenues and value increased. Several of the owners of the remaining common stock of Coaching have material relationships with us. The final 15% of Coaching was purchased from Craig Hendricks, Chief Executive Officer, President and member of the Board of Directors, Steve Carlson, member of the Board of Directors, Lona Hendricks, an immediate family member of Craig Hendricks, Richard McAllister and employee Katherine Ross. Mr. Hendricks, Mr. Carlson and Ms. Hendricks, collective ownership of our outstanding common stock increased by 2.7% to 65.6% from 62.9% prior to acquisition of the remaining 15% of Coaching.

         Prior disclosures relating to this transaction and Coaching's financial condition and performance can be found in the following documents filed by us with the S.E.C.:

         (a) Plan of Acquisition by which LSI Communications, Inc. shall acquire Coaching Institute, Inc., attached as Exhibit 2.2 on our Registration Statement filed on Form 10SB-12-G, May 19, 2000.

         (b) Financial statements for Coaching, including pro forma financial information, as filed in our May 19, 2000 Registration Statement and all other reports filed by us with the S.E.C. pursuant to Sections 13 or 15(d) of the Securities Exchange Act since June 30, 2000.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        LSI COMMUNICATIONS, INC.

                                        By: /s/ Craig Hendricks
                                            ----------------------
                                            Craig Hendricks
                                            Chief Executive Officer, President
                                            Date 2/22/01

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